EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned hereby appoints JOHN E. SZTYKIEL and JAMES W. KNAPP, and each of them, such individual's attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Motors, Inc., on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: 2/16/04		/s/ Charles E. Nihart
(signature)

	Print Name:	Charles E. Nihart

Title:

LIMITED POWER OF ATTORNEY

          The undersigned hereby appoints JOHN E. SZTYKIEL and JAMES W. KNAPP, and each of them, such individual's attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Motors, Inc., on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: 2/17/04		/s/ Kenneth Kaczmarek
(signature)

	Print Name:	Kenneth Kaczmarek

	Title:	Director

LIMITED POWER OF ATTORNEY

          The undersigned hereby appoints JOHN E. SZTYKIEL and JAMES W. KNAPP, and each of them, such individual's attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Motors, Inc., on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: 2/17/04		/s/ Richard Schalter
(signature)

	Print Name:	Richard Schalter

	Title:	Executive Vice President

LIMITED POWER OF ATTORNEY

          The undersigned hereby appoints JOHN E. SZTYKIEL and JAMES W. KNAPP, and each of them, such individual's attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Motors, Inc., on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: 2/16/04		/s/ David R. Wilson
(signature)

	Print Name:	David R. Wilson

	Title:	Chairman of the Board

LIMITED POWER OF ATTORNEY

          The undersigned hereby appoints JOHN E. SZTYKIEL and JAMES W. KNAPP, and each of them, such individual's attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Motors, Inc., on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: Jan. 30, 2004		/s/ William F. Foster
(signature)

	Print Name:	William F. Foster

	Title:	Vice President

LIMITED POWER OF ATTORNEY

          The undersigned hereby appoints JOHN E. SZTYKIEL and JAMES W. KNAPP, and each of them, such individual's attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Motors, Inc., on Form 10-K for its fiscal year ended December 31, 2003, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: 3/6/04		/s/ George Tesseris
(signature)

	Print Name:	George Tesseris

	Title:	Director